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                                                                   EXHIBIT 10.62

                          THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENTURE, dated as of April 23, 2003, among CANWEST MEDIA INC., a corporation incorporated under the federal laws of Canada (the "Issuer"), each of the New Guarantors (as defined herein); and The Bank of New York, as trustee (the "Trustee").

         WHEREAS, in accordance with Section 11.04 of the Indenture relating to the 10-5/8% Senior Subordinated Notes due 2011 of the Issuer, dated as of May 17, 2001, between the Company, the Trustee and the Guarantors (as defined therein), as supplemented by supplemental trust indentures dated August 6, 2002 and February 27, 2003 among the Issuer, the Trustee and the New Guarantors (as defined therein) (such indenture and supplemental indentures, the "Indenture"), each of the entities listed on Exhibit A hereto (each a "New Guarantor") desires to guarantee the obligations of the Issuer with respect to the Notes on the terms set forth in the Indenture;

         WHEREAS, the Boards of Directors of the Issuer and each of the New Guarantors have authorized this Third Supplemental Indenture; and

         WHEREAS, all things necessary to make this Third Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done:

         NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of Holders of the Notes:

         Section 1. Guarantee. Each New Guarantor covenants and agrees to be bound by and subject to the terms of the Indenture as if they had executed the same as a Guarantor as of the date first set forth above.

         Section 2. Certain Defined Terms. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

         Section 3. Governing Law. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD SUPPLEMENTAL INDENTURE, THE NOTES OR THE GUARANTEES.

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         Section 4.        Multiple Counterparts. The parties may sign multiple
counterparts of this Third Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed all as of the date and year first written above.

                                          CANWEST MEDIA INC.

                                          By: /s/ JOHN MAGUIRE
                                             ____________________________
                                              Name:  John Maguire
                                              Title: Vice President, Finance
                                                     and Chief Financial Officer

                                          GLOBAL TELEVISION NETWORK QUEBEC,
                                          LIMITED PARTNERSHIP/RESEAU DE
                                          TELEVISION GLOBAL QUEBEC, SOCIETE EN
                                          COMMANDITE, by its general partner,
                                          Global Communications Limited

                                          By: /s/ JOHN MAGUIRE
                                              __________________________________
                                              Name:  John Maguire
                                              Title: Authorized Signing Officer

                                          THE BANK OF NEW YORK,
                                              not in its individual capacity,
                                              but solely as Trustee

                                          By: /S/ VANESSA MACK
                                              __________________________________
                                              Name: Vanessa Mack
                                              Title: Assistant Vice President

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                                                                       Exhibit A

New Guarantors

Global Television Network Quebec, Limited Partnership/Reseau de Television Global Quebec, Societe en Commandite